SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted under
     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             COPLEY PROPERTIES, INC.
......................................................................
                (Name of Registrant as Specified In Its Charter)

......................................................................
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14-a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A..
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
     ...........................................................
     2) Aggregate number of securities to which transaction applies:
     ...........................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ...........................................................
     4) Proposed maximum aggregate value of transaction:
     ...........................................................
     5) Total fee paid:
     ...........................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     ..................................................
     2) Form, Schedule or Registration Statement No.:
     ..................................................
     3) Filing Party:
     ..................................................
     4) Date Filed:
     ..................................................





                             COPLEY PROPERTIES, INC.
                               399 BOYLSTON STREET
                                BOSTON, MA  02116




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 13, 1995



To the Stockholders of Copley Properties, Inc.:

     The Annual Meeting of Stockholders of Copley Properties, Inc. (the "Company"), a Delaware corporation, will be held at the Ritz-Carlton Hotel, 15 Arlington Street, Boston, Massachusetts, on Tuesday, June 13, 1995, at 10:00 a.m. (Boston time) to consider and act upon the following matters:

  1) To elect seven directors to serve until the next Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified.

  2) To transact such other business as may properly come before the meeting or any adjournment or adjournments of the meeting.

     Holders of record of the Company's Common Stock, $1.00 par value per share, and Class A Common Stock, $1.00 par value per share, at the close of business on April 18, 1995 will be entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open.

     All stockholders are cordially invited to attend the meeting.

                              By Order of the Board of Directors,



                              Peter P. Twining, Secretary

                              April 28, 1995





     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.







                             COPLEY PROPERTIES INC.
                               399 BOYLSTON STREET
                                BOSTON, MA  02116


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 13, 1995



     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Copley Properties, Inc. (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on June 13, 1995 and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the proposals set forth in the Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Company.

     The Board of Directors has fixed April 18, 1995 as the record date for determining stockholders who are entitled to notice of and to vote at the meeting (the "Record Date"). At the close of business on the Record Date, there were outstanding and entitled to vote 3,584,350 shares of Common Stock, $1.00 par value per share, of the Company (in addition, 423,150 shares of Common Stock were held by the Company in treasury and are not entitled to vote) and one share of the Class A Common Stock of the Company, $1.00 par value per share.

     With respect to each matter to come properly before the meeting, each holder of Common Stock and Class A Common Stock will be entitled to one vote per share. A majority of the outstanding shares will constitute a quorum at the Meeting. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may not be specified with respect to the election of directors. Votes withheld and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes") are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     The affirmative vote of the holders of a plurality of the shares of Common Stock and Class A Common Stock voting on the matter is required for the election of directors. Shares which abstain from voting as to a particular matter or broker non-votes as to a particular matter will not be voted in favor of such matter and also will not be counted as voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the vote for the election of directors.

     The Company's executive offices are located at 399 Boylston Street, Boston, Massachusetts. This Proxy Statement, together with the Company's Annual Report for the fiscal year ended December 31, 1994, is being mailed to the Company's stockholders on or about April 28, 1995.

     THE COMPANY WILL PROVIDE ANY STOCKHOLDER, WITHOUT CHARGE, WITH A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994 (NOT INCLUDING EXHIBITS) UPON WRITTEN REQUEST TO PETER P. TWINING, SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICES.





SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, to the best of the Company's knowledge, the beneficial owners of more than 5% of the Company's Common Stock and the stock ownership of all directors and officers of the Company as a group, both as of December 31, 1994:
                                                            Percentage of
                                       Shares of            Common Stock
Name and Address of                    Common Stock         Outstanding as of
Beneficial Owner                       Beneficially Owned   December 31, 1994
- ------------------                     ------------------   -----------------

Allied Signal, Inc. (1)                      312,700             8.72%
Columbia Road and Park Avenue
Morris Township, New Jersey  07962

Cohen & Steers                               264,700             7.38%
Capital Management, Inc.(2)
757 Third Avenue-16th Floor
New York, New York 10017

All directors and officers as a group        49,565(3)           1.38%(3)


1) According to the Schedule 13D filed by Allied Signal, Inc. ("Allied Signal") with the Company on October 17, 1990 and a letter filed by Allied Signal with the Company on February 7, 1995, Allied Signal has sole dispositive power over, and sole voting power as to, 312,700 shares of the Company's Common Stock. According to such filings, the Allied Signal Master Pension Trust has beneficial ownership of all such shares.

2) According to the Schedule 13G filed by Cohen & Steers Capital Management, Inc. ("Cohen & Steers") with the Company on January 18, 1995, Cohen & Steers has sole dispositive power over 264,700 shares of the Company's Common Stock and sole voting power as to 239,400 shares of the Company's Common Stock.

3) Includes 7,500 shares of Common Stock and one share of Class A Common Stock owned by Copley Real Estate Advisors, Inc., the Company's asset management advisor, with which some of the Company's directors and all of its officers are affiliated. Also includes 2,400 shares of Common Stock owned by a charitable trust of which a director of the Company is a trustee, as to which he disclaims beneficial ownership, and 150 shares of Common Stock held by the wife of an officer as custodian for the officer's son, as to which he disclaims beneficial ownership.

  See "Election of Directors" for information regarding the ownership of shares of Common Stock by each director of the Company.






                              ELECTION OF DIRECTORS

     The persons named in the enclosed Proxy (Joseph W. O'Connor and Steven E. Wheeler) will vote to elect the seven nominees named below, all of whom are now directors of the Company, unless authority to vote for the election of any or all of the nominees is withheld by marking the Proxy to that effect.

     Each director will be elected to hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualified. If for any reason any nominee should become unavailable for election prior to the meeting, the person acting under the Proxy may vote the Proxy for the election of a substitute. It is not currently expected that any of the nominees will be unavailable.

     The following table sets forth certain information as of December 31, 1994, with respect to each nominee for director, including offices of the Company held by him, his principal occupation, the names of the other publicly-held companies for which he serves as a director, his age, the number of shares of Common Stock of the Company which he reported were beneficially owned by him and the percentage of all outstanding shares of Common Stock owned by him. Each nominee, other than Mr. Griefen and Mr. Wheeler, has been a director since 1985. Mr. Griefen has been a director since January 1, 1991, and Mr. Wheeler has been a director since July 14, 1993.

             Positions with the Company, Principal                                               Percentage of
             Occupation(s) During Last Five Years                                Shares of       Common Stock
Name         and Directorships                                           Age     Common Stock    Outstanding
- ----------   -----------------------------------                        ----    -------------    -----------
Stephen H. Anthony
             President of the Company from 1987 to 1993;                 57        13,657 (1)          *
             Managing Director of Copley Real Estate
             Advisors, Inc. from 1987 to 1994.

M. Colyer Crum
             James R. Williston Professor ofInvestment                   62        601.96              *
             Management at Harvard Graduate School of
             Business Administration since 1971; Director,
             Cambridge Bancorp, Sun Life Assurance Company
             of Canada and serves on numerous investment
             companies sponsored by Merrill Lynch.

R. John Griefen
             Formerly a principal in the firm of Reynolds, Vickery,      80        1,000               *
             Messina & Griefen; from 1976 to 1985, Partner in
             Hines Industrial, an affiliate of Gerald D. Hines of
             Houston, Texas.

William F. McCall, Jr.
             Chairman, McCall & Almy, Inc.; formerly,                    60        1,000               *
             Chairman of the Board and Chief Executive Officer
             of The Leggat McCall Companies from its founding in
             1965 through 1989; Director of Citizens Bank of
             Massachusetts and Beacon Properties Corporation.

Joseph W. O'Connor
             Chairman of the Board of Directors of the                   48        21,144.57 (2)       *
             Company since 1985; President of the Company
             from 1985 to 1987; President and Chief Executive
             Officer of Copley Real Estate Advisors, Inc. since 1982.

Joseph F. Turley
             Former President and Chief Operating Officer of             69        2,000               *
             The Gillette Company; Director, EG&G, Inc.,
             The Gillette Company and numerous investment
             companies sponsored by New England Life.

Steven E. Wheeler
             President and Chief Executive Officer of the                47        -- (2)              *
             Company since July 1993; Managing Director of
             Copley Real Estate Advisors, Inc. since July 1993;
             Director, Anika Research, Inc.

* Less than 1%

(1) Does not include 2,400 shares beneficially owned by a charitable trust of which Mr. Anthony is a trustee, as to which he disclaims beneficial ownership.

(2) Does not include 7,500 shares of Common Stock and one share of Class A Common Stock beneficially owned by Copley Real Estate Advisors, Inc., of which Mr. O'Connor and Mr. Wheeler are officers and directors.

     Messrs. Crum, Griefen, McCall and Turley serve as the Company's Independent Directors (as defined in Section 2.3 of the Company's By-Laws).

     The Company has no Compensation or Nominating Committees. The Board of Directors has an Audit Committee composed of the Independent Directors. In 1994, the Board of Directors held five meetings and the Audit Committee held two meetings. During the fiscal year ended December 31, 1994, each nominee who was a director attended at least 80% of the aggregate number of directors' meetings and meetings of committees on which he served.

     The principal functions of the Audit Committee are to review and approve any major changes in accounting policy; review the arrangements for, and the scope and results of, the audits by the Company's independent public accountants; and independently review the audits after their completion.




COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The officers of the Company are all employed by Copley Real Estate Advisors, Inc. and receive no compensation for their services as officers of the Company. Each Independent Director receives a fee of $12,500 per annum for services as a director plus $500 for each meeting of the Board of Directors or a committee of the Board attended in person, and $150 for each meeting of the Board of Directors or a committee of the Board attended by telephone. Messrs. Anthony, O'Connor and Wheeler receive no compensation for their services as directors of the Company. The Company reimburses the directors and officers for their expenses incurred in connection with their duties as directors or officers of the Company.

TRANSACTIONS WITH THE ADVISOR

     Mr. Anthony until his retirement in June 1994, Messrs. O'Connor and Wheeler, and all of the officers of the Company are employees of Copley Real Estate Advisors, Inc. (the "Advisor"), which, pursuant to an Advisory Contract, provides the Company with advice with respect to the acquisition, holding and disposition of investments, acts as the Company's agent in making and disposing of investments and conducts the Company's day-to-day investment operations. The Advisory Contract entitles the Advisor to receive (i) a Base Advisory Fee equal to 7.5% of the Company's Net Cash Flow (as defined) from sources other than Short-Term Assets and (ii) an Incentive Advisory Fee equal to 5% of the Company's Net Cash Flow, which is paid currently only to the extent that the Company's Net Cash Flow exceeds the amount required to provide the Company's stockholders with annual dividends of $2.00 per share. Any such fee which is not paid currently will be accrued and will be payable in later quarters out of
(a) one-half of Net Cash Flow in excess of the amount required to provide the Company's stockholders with annual dividends of $2.00 per share or (b) out of Net Gain (as defined) from the sale of Real Estate Assets (as defined). In addition, one-half of such accrued fees may be paid out of 10% of the net proceeds to the Company of any refinancing. The Advisor is also entitled to a Short-Term Investment Fee of .25% per year of the Company's average Short-Term Assets (as defined). The Advisory Agreement also provides that the Company will reimburse the Advisor for certain out-of-pocket expenses. If the Advisory Agreement is terminated for any reason, the Advisor will be entitled to receive any accrued but unpaid fees. During the fiscal year ended December 31, 1994, the Advisor earned fees for these services in the amount of $714,761; $430,409 was paid currently and $284,352 was deferred and becomes payable as described above. In addition, the Advisor was reimbursed $18,720 for out-of-pocket expenses.







PERFORMANCE GRAPH

     A line graph comparing the yearly percentage change in the Company's cumulative total stockholder return with two indices, the NAREIT Equity Index and the AMEX Index, is presented below.




              CPI'S        AMEX      NAREIT
           Value of     Value of    Value of
                100         100         100
           --------     -------     -------
Dec-89       100.00      100.00      100.00
Jan-90       103.33       92.61       95.85
Feb-90       110.36       93.36       95.18
Mar-90       104.79       95.70       96.13
Apr-90       103.67       90.77       94.46
May-90       107.38       96.05       94.38
Jun-90       110.73       95.56       96.02
Jul-90       114.09       93.54       95.14
Aug-90       105.50       85.55       88.29
Sep-90       102.13       81.41       82.05
Oct-90        93.15       76.13       79.28
Nov-90        91.27       79.84       84.91
Dec-90        83.38       81.51       84.65
Jan-91        85.63       84.01       93.91
Feb-91       100.58       91.57       95.61
Mar-91       108.49       95.03      103.80
Apr-91       106.23       95.44      106.53
May-91       107.66       98.41      107.71
Jun-91        98.60       94.74      104.71
Jul-91        85.00       97.43      106.82
Aug-91        88.70       98.45      106.39
Sep-91        93.25       99.10      108.99
Oct-91        84.15      102.46      107.79
Nov-91        79.34       98.06      107.19
Dec-91        81.04      104.51      114.86
Jan-92        82.19      108.83      120.46
Feb-92        81.24      110.08      117.58
Mar-92        84.68      104.51      115.63
Apr-92        83.53      103.34      115.21
May-92        86.02      104.42      120.25
Jun-92        74.55      100.34      118.68
Jul-92        73.40      102.87      123.83
Aug-92        80.49      100.74      124.21
Sep-92        82.79       99.66      126.77
Oct-92        86.24      100.98      126.61
Nov-92        80.69      104.53      129.29
Dec-92        86.45      105.62      131.62
Jan-93        99.13      108.75      140.07
Feb-93       113.16      107.63      147.60
Mar-93       107.39      112.02      160.11
Apr-93       108.54      111.37      153.06
May-93       104.12      115.93      150.63
Jun-93       100.65      114.88      155.51
Jul-93       101.81      115.61      158.23
Aug-93       100.85      121.32      162.14
Sep-93       103.17      121.80      170.05
Oct-93        99.69      127.37      166.81
Nov-93        90.62      121.70      157.76
Dec-93        88.30      126.23      157.49
Jan-94        92.94      128.47      162.08
Feb-94       100.13      124.68      169.12
Mar-94        95.48      117.22      162.90
Apr-94        96.64      116.38      165.62
May-94        91.98      116.51      169.31
Jun-94        95.48      112.17      165.85
Jul-94        95.70      115.77      165.04
Aug-94        93.36      120.19      165.53
Sep-94        98.03      121.38      162.46
Oct-94        93.61      121.30      156.83
Nov-94        91.27      114.76      151.43
Dec-94        91.52      114.76      162.49






                              SELECTION OF AUDITORS

     The Board of Directors has selected the firm of Arthur Andersen & Co., certified public accountants, as auditors of the Company for the Company's 1995 fiscal year. Representatives of Arthur Andersen & Co. are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


                                  OTHER MATTERS

     The Board of Directors knows of no business which will be presented for consideration at the meeting other than as stated in the Notice of Meeting. If any other business properly comes before the meeting, it is the intention of the persons named in the enclosed Proxy to vote or otherwise act in accordance with their judgment on such matters.

     The Company will bear the entire cost of preparing, assembling, printing and mailing the Proxy Statement, the Proxy and any additional material which may be furnished to stockholders and of soliciting proxies. Brokers, custodians and fiduciaries in whose names stock is held will be requested to forward proxy soliciting material to the owners of stock held in their names or to provide the Company with the names, addresses and security positions of such stockholders who have not objected to disclosure of such information. The Company will reimburse any such brokers, custodians and fiduciaries for their out-of-pocket expenses incurred in connection therewith. In addition to solicitations by mail, the Company's directors and officers, as well as employees of the Advisor, without remuneration therefore, may solicit proxies by telephone, telecopier and personal interviews.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Proposals of stockholders to be presented at the 1996 Annual Meeting of Stockholders must be received by the Company at its principal office in Boston, Massachusetts not later than December 19, 1995 for inclusion in the proxy statement for that meeting.


     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE EITHER BY WRITTEN NOTICE TO THAT EFFECT TO THE SECRETARY OF THE COMPANY OR BY GIVING ANOTHER PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY IN WRITING PRIOR TO ITS EXERCISE AND VOTE YOUR SHARES PERSONALLY.


                                By Order of the Board of Directors,



                                Peter P. Twining,  Secretary

                                April 28, 1995


- --------------------------------------------------------------------------------
APPENDIX - PROXY CARD

[ X ]   PLEASE MARK VOTES                                      Withhold  For All
        AS IN THIS EXAMPLE                             For All  For All   Except
                                                         [   ]   [  ]      [  ]
                             1.)  Mark your vote in the boxes to the right.  TO
                                  WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                  NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
COPLEY PROPERTIES, INC.           STRIKE A LINE THROUGH THAT PARTICULAR
                                  NOMINEE'S NAME IN THE LIST SET FORTH BELOW.
                                  THE SHARES REPRESENTED BY THIS PROXY WILL BE
                                  VOTED FOR THE ELECTION TO THE OFFICE OF
                                  DIRECTOR OF THE SEVEN NOMINEES LISTED BELOW
                                  IF NO BOX IS MARKED.

RECORD DATE SHARES:               Stephen H. Anthony, M. Colyer Crum,
                                  R. John Griefen, William F. McCall, Jr.,
                                  Joseph W. O'Connor, Joseph F. Turley and
                                  Steven E. Wheeler

                                  Attendance of the undersigned at the meeting or any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing before it is exercised.


Please be sure to sign and date this Proxy.       Mark box at right if    [  ]
                                                  comments or address
                                                  change has been noted
                                                  on the reverse side of
                                                  this card.

Shareholder sign here         Co-owner sign here               Date

- -------------------------------------------------------------------------------
                             COPLEY PROPERTIES, INC.

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Copley Properties, Inc. scheduled to be held at 10:00 a.m. (Boston time) on Tuesday, June 13, 1995 at the Ritz-Carlton Hotel, 15 Arlington Street, Boston, Massachusetts.

Your vote is important. To ensure that your shares are represented and voted at the meeting, you are requested to sign, date, and promptly mail your enclosed proxy. If you have any questions or need assistance in voting your shares, please do not hesitate to call me at (617) 578-1551.

On behalf of the Board of Directors, thank you for your continued support. We look forward to seeing you at the meeting.

Sincerely,



Steven E. Wheeler
President and Chief Executive Officer



                             COPLEY PROPERTIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF COPLEY PROPERTIES, INC.


The undersigned, having received notice of the Annual Meeting and the related Proxy Statement provided on behalf of the Board of Directors, and revoking all prior proxies, hereby appoints STEVEN E. WHEELER and JOSEPH W. O'CONNOR, and each of them attorneys or attorney for the undersigned with full power of substitution in them and each of them for and in the name of the undersigned to attend the Annual Meeting of Stockholders of Copley Properties, Inc. (the "Company") to be held at the Ritz-Carlton Hotel, 15 Arlington Street, Boston, Massachusetts on June 13, 1995 at 10:00 a.m. (Boston time) and any adjourned sessions, and there to vote and act upon the matters set forth below, in respect of all shares of stock of the Company which the undersigned is entitled to vote and act upon, with all powers the undersigned would possess if personally present.

In their discretion, the persons appointed as attorneys are authorized to vote upon such matters as may properly come before the meeting or any adjourned sessions.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
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